As filed with the Securities and Exchange Commission on August 24, 1998

                                                                     File Nos.
                                                                       2-10103
                                                                       811-334

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.  ______

   Post-Effective Amendment No.   87                          (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   23                                         (X)

                             FRANKLIN EQUITY FUND
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [ ] on (date) pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [X] on November 1, 1998 pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered:
Shares of Common Stock:
      Franklin Equity Fund - Class I
      Franklin Equity Fund - Class II
      Franklin Equity Fund - Advisor Class


                             FRANKLIN EQUITY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS

                 Franklin Equity Fund - Class I and Class II

                                               LOCATION IN
 ITEM NO.    ITEM                              REGISTRATION STATEMENT

 1.          Cover Page                        Cover Page

 2.          Synopsis                          "Expense Summary"

 3.          Condensed Financial Information   "Financial Highlights"

 4.          General Description of            "How Is the Fund Organized?";
             Registrant                        "How Does the Fund Invest Its
                                               Assets?"; What Are the Risks of
                                               Investing in the Fund?"

 5.          Management of the Fund            "Who Manages the Fund?"

 5A.         Management's Discussion of Fund   Contained in Registrant's Annual
             Performance                       Report to Shareholders

 6.          Capital Stock and Other           "How Is the Fund Organized?";
             Securities                        "Services to Help You Manage Your
                                               Account"; "What Distributions
                                               Might I Receive From the Fund?";
                                               "How Taxation Affects the Fund
                                               and Its Shareholders"; "What If I
                                               Have Questions About My Account?"

 7.          Purchase of Securities Being      "How Do I Buy Shares?"; "May I
             Offered                           Exchange Shares for Shares of
                                               Another Fund?"; "Transaction
                                               Procedures and Special
                                               Requirements"; "Services to Help
                                               You Manage Your Account"; "Who
                                               Manages the Fund?"; "Useful Terms
                                               and Definitions"

 8.          Redemption or Repurchase          "May I Exchange Shares for Shares
                                               of Another Fund?"; "How Do I Sell
                                               Shares?"; "Transaction Procedures
                                               and Special Requirements";
                                               "Services to Help You Manage Your
                                               Account"; "Who Manages the
                                               Fund?"; "Useful Terms and
                                               Definitions"

 9.          Pending Legal Proceedings         Not Applicable


                             FRANKLIN EQUITY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS

                     Franklin Equity Fund - Advisor Class

                                               LOCATION IN
 ITEM NO.    ITEM                              REGISTRATION STATEMENT

 1.          Cover Page                        Cover Page

 2.          Synopsis                          "Expense Summary"

 3.          Condensed Financial Information   "Financial Highlights"

 4.          General Description of            "How Is the Fund Organized?";
             Registrant                        "How Does the Fund Invest Its
                                               Assets?"; "What Are the Risks of
                                               Investing in the Fund?"

 5.          Management of the Fund            "Who Manages the Fund?"

 5A.         Management's Discussion of Fund   Contained in Registrant's Annual
             Performance                       Report to Shareholders

 6.          Capital Stock and Other           "How Is the Fund Organized?";
             Securities                        "Services to Help You Manage Your
                                               Account"; "What Distributions
                                               Might I Receive From the Fund?";
                                               "How Taxation Affects the Fund
                                               and Its Shareholders"; "What If I
                                               Have Questions About My Account?"

 7.          Purchase of Securities Being      "How Do I Buy Shares?"; "May I
             Offered                           Exchange Shares for Shares of
                                               Another Fund?"; "Transaction
                                               Procedures and Special
                                               Requirements"; "Services to Help
                                               You Manage Your Account"; "Who
                                               Manages the Fund"; "Useful Terms
                                               and Definitions"

 8.          Redemption or Repurchase          "May I Exchange Shares for Shares
                                               of Another Fund?"; "How Do I Sell
                                               Shares?"; "Transaction Procedures
                                               and Special Requirements";
                                               "Services to Help You Manage Your
                                               Account"; "Useful Terms and
                                               Definitions"

 9.          Pending Legal Proceedings         Not Applicable


                             FRANKLIN EQUITY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     Part B: Information Required in the
                     STATEMENT OF ADDITIONAL INFORMATION

                 Franklin Equity Fund - Class I and Class II

 N-1A                                          LOCATION IN
 ITEM NO.    ITEM                              REGISTRATION STATEMENT

 10.         Cover Page                        Cover Page

 11.         Table of Contents                 Table of Contents

 12.         General Information and History   Not Applicable

 13.         Investment Objective              "How Does the Fund Invest Its
                                               Assets?"; "What Are Risks of
                                               Investing in the Fund?";
                                               "Investment Restrictions"

 14.         Management of the Fund            "Officers and Directors";

 15.         Control Persons and Principal     "Officers and Directors";
             Holders of Securities             "Investment Management and Other
                                               Services"; "Miscellaneous
                                               Information"

 16.         Investment Advisory and Other     "Investment Management and Other
             Services                          Services"; "The Fund's
                                               Underwriter"

 17.         Brokerage Allocation and Other    "How Does the Fund Buy Securities
             Practices                         for Its Portfolio?"

 18.         Capital Stock and Other           "Miscellaneous Information"
             Securities

 19.         Purchase, Redemption and          "How Do I Buy, Sell and Exchange
             Pricing of Securities Being       Shares?"; "How Are Fund Shares
             Offered                           Valued?"; "Financial Statements"

 20.         Tax Status                        "Additional Information on
                                               Distributions and Taxes"

 21.         Underwriters                      "The Fund's Underwriter"

 22.         Calculation of                    "How Does the Fund Measure
             Performance Data                  Performance?"

 23.         Financial Statements              "Financial Statements"


                             FRANKLIN EQUITY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     Part B: Information Required in the
                     STATEMENT OF ADDITIONAL INFORMATION

                     Franklin Equity Fund - Advisor Class

 N-1A                                          LOCATION IN
 ITEM NO.    ITEM                              REGISTRATION STATEMENT

 10.         Cover Page                        Cover Page

 11.         Table of Contents                 Table of Contents

 12.         General Information and History   Not Applicable

 13.         Investment Objective              "How Does the Fund Invest Its
                                               Assets?"; "What Are the Risks of
                                               Investing in the Fund?";
                                               "Investment Restrictions"

 14.         Management of the Fund            "Officers and Directors";

 15.         Control Persons and Principal     "Officers and Directors";
             Holders of Securities             "Investment Management and Other
                                               Services"; "Miscellaneous
                                               Information"

 16.         Investment Advisory and Other     "Investment Management and Other
             Services                          Services"; "The Fund's
                                               Underwriter"

 17.         Brokerage Allocation and Other    "How Does the Fund Buy Securities
             Practices                         for Its Portfolio?"

 18.         Capital Stock and Other           Miscellaneous Information
             Securities

 19.         Purchase, Redemption and          "How Do I Buy, Sell and Exchange
             Pricing of Securities Being       Shares?"; "How Are Fund Shares
             Offered                           Valued?"; "Financial Statements"

 20.         Tax Status                        "Additional Information on
                                               Distributions and Taxes"

 21.         Underwriters                      "The Fund's Underwriter"

 22.         Calculation of                    "How Does the Fund Measure
             Performance Data                  Performance?"

 23.         Financial Statements              "Financial Statements"

PROSPECTUS & APPLICATION
FRANKLIN EQUITY FUND


NOVEMBER 1, 1998


INVESTMENT STRATEGY GROWTH

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

This prospectus describes the fund's Class I and Class II shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance.


To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated November 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.


For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.



FRANKLIN EQUITY FUND
November 1, 1998


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary..........................................
Financial Highlights.....................................
How Does the Fund Invest Its Assets?.....................
What Are the Risks of Investing in the Fund?.............
Who Manages the Fund?....................................
How Taxation Affects the Fund and Its Shareholders.......
How Is the Fund Organized?...............................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive From the Fund?........
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)


ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of each class for the fiscal year ended June 30, 1998. The fund's actual expenses may vary.


A. SHAREHOLDER TRANSACTION EXPENSES+                CLASS I   CLASS II
    Maximum Sales Charge (as a percentage of
    Offering Price)                                  5.75%     1.99%
      Paid at time of purchase                       5.75%++   1.00%+++
      Paid at redemption++++                          None     0.99%
    Exchange Fee (per transaction)                  $5.00*    $5.00*

B. ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
    Management Fees                                  0.50%        0.50%
    Rule 12b-1 Fees                                  0.21%**      1.00%**
    Other Expenses                                   0.19%        0.19%
                                                     -----        -----
    Total Fund Operating Expenses                    0.90%        1.69%
                                                     =====        =====


C. EXAMPLE

    Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.


                     1 YEAR          3 YEARS         5 YEARS        10 YEARS
    CLASS I          $66***          $85             $104           $162
    CLASS II         $37             $63             $101           $208


    For the same Class II investment, you would pay projected expenses of $27 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE shown. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS


This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering each of the most recent five years appears in the fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                                                             CLASS I
                                                                        YEAR ENDED JUNE 30,

                               1998       1997      1996      1995      1994       1993      1992      1991       1990      1989
                               -----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year              $10.16     $8.26     $7.24     $6.53     $7.25     $7.12     $7.36     $7.17      $7.21     $6.67
                               -----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income           .05       .05       .06       .08       .10       .12       .14       .15        .17       .19
  Net realized and unrealized
  gains                          2.08      2.34      1.48      1.33       .11       .56       .09       .19        .34       .56
                               -----------------------------------------------------------------------------------------------------
Total from investment
operations                       2.13      2.39      1.54      1.41       .21       .68       .23       .34        .51       .75
                               -----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment
  income                         (.05)     (.06)     (.06)     (.08)     (.10)     (.12)     (.14)     (.15)      (.30)     (.11)
  Net realized gains            (1.25)     (.43)     (.46)     (.62)     (.83)     (.43)     (.33)       -        (.26)     (.10)
                               -----------------------------------------------------------------------------------------------------
Total distributions             (1.30)     (.49)     (.52)     (.70)     (.93)     (.55)     (.47)     (.15)      (.55)     (.21)
                               -----------------------------------------------------------------------------------------------------
Net asset value,
end of year                    $10.99    $10.16     $8.26     $7.24     $6.53     $7.25     $7.12     $7.36      $7.17     $7.21
                               =====================================================================================================
Total return*                   22.43%    29.75%    22.16%    23.78%     2.32%     9.53%     3.36%     4.87%      7.00%    11.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
year (000's)                 $613,835  $462,972  $366,602  $317,463  $279,880  $345,755  $364,826  $374,993   $419,422  $370,705
Ratios to average net assets:
  Expenses                        .90%      .91%      .95%       .95%     .79%      .69%      .70%      .69%       .69%      .70%
  Net investment Income           .48%      .61%      .72%      1.21%    1.27%     1.67%     1.86%     2.29%      2.51%     2.82%
Portfolio turnover rate         38.00%    53.67%    59.86%     86.20%   95.18%    51.12%    49.19%    56.76%     42.71%    51.17%

                                               CLASS II
                                          YEAR ENDED JUNE 30,
                               1998       1997      1996      1995+
                               ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year             $10.12     $8.23     $7.24     $6.65
                               ------------------------------------
Income from investment operations:
  Net investment income
  (loss)                         .01      (.02)      .02       .01
  Net realized and unrealized
  gains                         2.05      2.34      1.45       .62
                               -------------------------------------
Total from investment
operations                      2.04      2.32      1.47       .63
                               -------------------------------------
Less distributions from:
  Net investment
  income                           -         -     (.02)      (.04)
  Net realized gains           (1.25)     (.43)    (.46)        -
                               -------------------------------------
Total distributions            (1.25)     (.43)    (.48)      (.04)
                               -------------------------------------
Net asset value,
end of year                   $10.91    $10.12    $8.23      $7.24
                               =====================================
Total return*                  21.47%    28.93%   20.94%      9.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
year (000's)                   $35,717    $9,554    $4,208    $342
Ratios to average net assets:
  Expenses                     1.69%      1.72%     1.77%    1.77%**
  Net investment income
  (loss)                       (.28%)     (.22%)    (.10%)    .74%**
Portfolio turnover rate        38.00%     53.67%    59.86%    86.20%


*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
+For the period May 1, 1995, to June 30, 1995.

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The principal investment goal of the fund is capital appreciation. The fund's secondary goal is to provide current income return through the receipt of dividends or interest from its investments. These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

The fund's investment strategy is generally to invest in companies that Advisers believes have strong future growth prospects and whose securities are undervalued relative to their industry. The fund uses traditional fundamental analysis and continuous active management along with disciplined, quantitative models to identify what Advisers believes are potentially rewarding investments that may provide enhanced value to shareholders over the long term.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to achieve its investment goal by investing at least 65% of its assets in equity securities which may be traded on a securities exchange or in the over-the-counter market. The fund may invest up to 35% of its assets in other securities that are consistent with the fund's goal.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, and convertible securities. The fund's primary investments are in common stock.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; and commercial paper.

The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities which are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see the SAI for more details on the risks associated with lower-rated securities.

SMALLER COMPANIES. The fund may invest in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. In general, the fund will invest in smaller companies with a market capitalization of less than $1 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The securities of small capitalization companies are traded on most U.S. national securities exchanges including the NYSE and the American Stock Exchange and in the over-the-counter market. The fund currently does not intend to invest more than 25% of its total assets in securities of small capitalization companies.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund will ordinarily buy foreign securities traded in the U.S. It may buy the securities directly in foreign markets. The fund may buy American, European, and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Although the fund may invest without limit in foreign securities, it presently intends to limit its investments to no more than 15% of its total assets in securities of companies of developed foreign nations.

CONVERTIBLE SECURITIES. A convertible security generally is a preferred stock or debt security that pays dividends or interest and may be converted into common stock. The fund does not intend to invest more than 10% of its total assets in convertible securities.

REITS. The fund may invest in real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle which typically invests directly in real estate and/or in mortgages and loans collateralized by real estate. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependant upon the investment experience of the underlying real estate related investments. The fund does not intend to invest more than 10% of its total assets in REITs.

Please see the SAI for more details on the types of securities in which the fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Advisers believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in securities of the U.S. government and its agencies, commercial paper, or various bank debt instruments such as bankers' acceptances and CDs.

REPURCHASE AGREEMENTS. The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

OPTIONS AND FINANCIAL FUTURES. The fund may sell covered put and call options and buy put and call options on securities and securities indices that trade on securities exchanges and in the over-the-counter market. The fund may buy and sell financial futures with respect to securities, securities indices and currencies. The fund may invest in options and financial futures only to hedge against changes in the values of its securities or currencies or those that it intends to buy. The fund may only enter option transactions if the total premiums it paid for such options is 5% or less of its total assets. The fund may only enter into futures contracts or related options if its initial margin deposits and premiums are 5% or less of its total assets.

SECURITIES LENDING. To generate additional income, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 10% of the value of the fund's total assets measured at the time of the most recent loan. For each loan the fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.

ILLIQUID INVESTMENTS. The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities than cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.


Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There is no assurance that the fund will meet its investment goal. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

SMALLER COMPANIES RISK. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, they may have limited product lines, they may have a small share of the market for their products or services, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

CONVERTIBLE SECURITIES RISK. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions and futures contracts are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon Advisers' ability to predict pertinent market movements.

REITS RISK. The fund's investments in REITs are subject to certain risks related to the real estate industry in general. Increases in property taxes and operating expenses, changes in zoning laws and neighborhood values, casualty or construction losses, and overbuilding and increased competition could have a negative impact on the value of REITs. General and local economic conditions and real estate values can affect REITs. Rising interest rates, which may increase mortgage and financing costs, can restrain construction and buying and selling activity which could negatively affect REITs. REITs are also subject to the risk that a borrower may be unable to make interest and principal payments on a loan made by a REIT.

Loss of status as a qualified REIT or changes in the treatment of REITs under the Code could adversely affect the value of a particular REIT or the market for REITs as a whole and the fund's performance.

CREDIT AND ISSUER RISK. The fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default.

INTEREST RATE, MARKET, AND CURRENCY RISK. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. To the extent the fund invests in common stocks, a general market decline in any country where the fund is invested may cause the value of what the fund owns, and thus the fund's share price, to decline. Changes in currency valuations may also affect the price of fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

TAX CONSIDERATIONS. The fund's investments in options, futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. The fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.


WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


INVESTMENT MANAGER. Advisers manages the fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $236 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.


MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is: Conrad B. Herrmann and Canyon A. Chan since 1993, and Serena Perin since 1996.


Conrad B. Herrmann, CFA
Senior Vice President of Advisers

Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.

Canyon A. Chan, CFA
Vice President of Advisers


Mr. Chan is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Quantitative Economics from Stanford University. He has been with the Franklin Templeton Group since 1991. He is a member of several securities industry-related associations.


Serena Perin
Vice President of Advisers


Ms. Perin holds a Bachelor of Arts degree in Business Economics from Brown University. She has been with the Franklin Templeton Group since 1991. Ms. Perin is a member of several securities industry associations.


MANAGEMENT FEES. During the fiscal year ended June 30, 1998, management fees totaling 0.50% of the average monthly net assets of the fund were paid to Advisers. Total expenses, including fees paid to Advisers, were 0.90% for Class I and 1.69% for Class II.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended June 30, 1998, administration fees totaling 0.14% of the average daily net assets of the fund were paid to FT Services. These fees are paid by Advisers. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 ISSUE. Like other mutual funds, the fund could be adversely affected if the computer systems used by Advisers and other service providers do not properly process date-related information on or after January 1, 2000 ("Year 2000 Issue"). The Year 2000 Issue, and in particular foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions, and others. While there can be no assurance that the fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the Year 2000 Issue, including seeking reasonable assurances from the fund's other major service providers.


THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS





                                            -------------------------------------------
TAXATION OF THE FUND'S INVESTMENTS. The     HOW DOES THE FUND EARN INCOME AND GAINS?
fund invests your money in the stocks,      The fund earns dividends and interest
bonds and other securities that are         (the fund's "income") on its investments.
described in the section "How Does the      When the fund sells a security for a
Fund Invest Its Assets?"  Special tax       price that is higher than it paid, it has
rules may apply in determining the income   a gain. When the fund sells a security
and gains that the fund earns on its        for a price that is lower than it paid,
investments. These rules may, in turn,      it has a loss. If the fund has held the
affect the amount of distributions that     security for more than one year, the gain
the fund pays to you. These special tax     or loss will be a long-term capital gain
rules are discussed in the SAI.             or loss. If the fund has held the
                                            security for one year or less, the gain
TAXATION OF THE FUND. As a regulated        or loss will be a short-term capital gain
investment company, the fund generally      or loss. The fund's gains and losses are
pays no federal income tax on the income    netted together, and, if the fund has a
and gains that it distributes to you.       net gain (the fund's "gains"), that gain
                                            will generally be distributed to you.
                                            -------------------------------------------

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS
                                            -------------------------------------------
DISTRIBUTIONS. Distributions from the       WHAT IS A DISTRIBUTION?
fund, whether you receive them in cash or   As a shareholder, you will receive your
in additional shares, are generally         share of the fund's income and gains on
subject to income tax. The fund will send   its investments in stocks, bonds and
you a statement in January of the current   other securities.  The fund's income and
year that reflects the amount of ordinary   short term capital gains are paid to you
dividends, capital gain distributions and   as ordinary dividends. The fund's
non-taxable distributions you received      long-term capital gains are paid to you
from the fund in the prior year. This       as capital gain distributions. If the
statement will include distributions        fund pays you an amount in excess of its
declared in December and paid to you in     income and gains, this excess will
January of the current year, but which are  generally be treated as a non-taxable
taxable as if paid on December 31 of the    distribution. These amounts, taken
prior year.  The IRS requires you to        together, are what we call the fund's
report these amounts on your income tax     distributions to you.
return for the prior year.
                                            -------------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a section 401(k) plan or IRA, are generally tax-deferred;
this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.
Special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.
                                            -------------------------------------------

                                            WHAT IS A REDEMPTION?
                                            A redemption is a sale by you to the fund
                                            of some or all of your shares in the
                                            fund. The price per share you receive
                                            when you redeem fund shares may be more
                                            or less than the price at which you
                                            purchased those shares.  An exchange of
                                            shares in the fund for shares of another
                                            Franklin Templeton Fund is treated as a
                                            redemption of fund shares and then a
                                            purchase of shares of the other fund.
                                            When you redeem or exchange your shares,
                                            you will generally have a gain or loss,
                                            depending upon whether the amount you
                                            receive for your shares is more or less
                                            than your cost or other basis in the
                                            shares. Please call Fund Information for
                                            a free shareholder Tax Information
                                            Handbook if you need more information in
                                            calculating the gain or loss on the
                                            redemption or exchange of your shares.
                                            -------------------------------------------
NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares.
Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.
                                            -------------------------------------------
BACKUP WITHHOLDING. When you open an        WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that you   Backup withholding occurs when the fund
provide your taxpayer identification        is required to withhold and pay over to
number ("TIN"), certify that it is          the IRS 31% of your distributions and
correct, and certify that you are not       redemption proceeds. You can avoid backup
subject to backup withholding under IRS     withholding by providing the fund with
rules. If you fail to provide a correct     your TIN, and by completing the tax
TIN or the proper tax certifications, the   certifications on your shareholder
fund is required to withhold 31% of all     application that you were asked to sign
taxable distributions (including ordinary   when you opened your account. However, if
dividends and capital gain distributions),  the IRS instructs the fund to begin
and redemption proceeds paid to you. The    backup withholding, it is required to do
fund is also required to begin backup       so even if you provided the fund with
withholding on your account if the IRS      your TIN and these tax certifications,
instructs the fund to do so. The fund       and backup withholding will remain in
reserves the right not to open your         place until the fund is instructed by the
account, or, alternatively, to redeem your  IRS that it is no longer required.
shares at the current Net Asset Value,
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.
                                            -------------------------------------------

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY.  PROSPECTIVE INVESTORS
SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR
FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE
DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION
ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE
TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES
PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON
TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND
INFORMATION.

HOW IS THE FUND ORGANIZED?

The fund is a diversified open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on August 30, 1984, and is registered with the SEC. As of January 2, 1997, the fund began offering a new class of shares designated Franklin Equity Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Equity Fund - Class I and Franklin Equity Fund - Class II. Additional classes of shares may be offered in the future.


Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


As of August 4, 1998, Franklin Templeton Fund Allocator Growth Target Fund owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.     Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

          To open a regular, non-retirement account         $1,000
          To open an IRA, IRA Rollover, Roth IRA,
          or Education IRA                                  $250*
          To open a custodial account for a minor
          (an UGMA/UTMA account)                            $100
          To open an account with an automatic
          investment plan                                    $50**
          To add to an account                               $50***
      *For all other retirement accounts, there is no minimum investment requirement.
      **$25 for an Education IRA.
      ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

      We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.    Make your investment using the table below.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   For an initial investment:

                              Return the application to the fund with your check made payable to the fund.

                          For additional investments:

                              Send a check made payable to the fund. Please
                              include your account number on the check.
--------------------------------------------------------------------------------
BY WIRE                   1.  Call Shareholder Services or, if that number is
                              busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2. For an initial investment you must also return your signed shareholder application to the fund.

                          IMPORTANT DEADLINES: If we receive your call before
                          1:00 p.m. Pacific time and the bank receives the
                          wired funds and reports the receipt of wired funds
                          to the fund by 3:00 p.m. Pacific time, we will
                          credit the purchase to your account that day. If we
                          receive your call after 1:00 p.m. or the bank
                          receives the wire after 3:00 p.m., we will credit
                          the purchase to your account the following business
                          day.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                CLASS I                                CLASS II
       o Higher front-end sales                o Lower front-end sales
         charges than Class II shares.           charges than Class I shares
         There are several ways to
         reduce these charges, as
         described below. There is no
         front-end sales charge for
         purchases of $1 million or
         more.*
       o Contingent Deferred Sales             o Contingent Deferred Sales
         Charge on purchases of $1               Charge on purchases sold
         million or more sold within             within 18 months
         one year
       o Lower annual expenses than            o Higher annual expenses than
         Class II shares                         Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                               TOTAL SALES CHARGE       AMOUNT PAID TO
                               AS A PERCENTAGE OF       DEALER AS A
AMOUNT OF PURCHASE         OFFERING         NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE           PRICE            INVESTED   OFFERING PRICE

CLASS I
Under $50,000                5.75%              6.10%        5.00%
$50,000 but less than        4.50%              4.71%        3.75%
$100,000
$100,000 but less than       3.50%              3.63%        2.80%
$250,000
$250,000 but less than       2.50%              2.56%        2.00%
$500,000
$500,000 but less than       2.00%              2.04%        1.60%
$1,000,000
$1,000,000 or more*          None               None         None

CLASS II
Under $1,000,000*            1.00%              1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

      o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

      o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

      o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

      o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

       o  Was formed at least six months ago,

       o  Has a purpose other than buying fund shares at a discount,

       o  Has more than 10 members,

       o Can arrange for meetings between our representatives and group members,

       o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

       o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

       o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the SAME CLASS of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the SAME CLASS of shares. This waiver does not apply to exchanges.

      If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

5. Registered Securities Dealers and their affiliates, for their investment accounts only

6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.    Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.   Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.    Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions
                          2. Include any outstanding share certificates for
                          the shares you want to exchange
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)


                           If you do not want the ability to exchange by phone
                          to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o  You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class I shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions. If you would
                          like your redemption proceeds wired to a bank account, your instructions should include:

                               o The name, address and telephone number of the bank where you want the proceeds sent
                               o   Your bank account number
                               o   The Federal Reserve ABA routing number
                               o   If you are using a savings and loan or
                                   credit union, the name of the corresponding bank and the account number

                          2. Include any outstanding share certificates for the shares you are selling

                          3. Provide a signature guarantee if required

                          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                          Telephone requests will be accepted:

                               o   If the request is $50,000 or less.
                                   Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.
                               o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund
                               o   Unless you are selling shares in a Trust
                                   Company retirement plan account
                               o   Unless the address on your account was
                                   changed by phone within the last 15 days

                           If you do not want the ability to redeem by phone
                          to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy


o  Returns of excess contributions from employee benefit plans


o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund declares dividends from its net investment income semi-annually in May and November to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.


Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the SAME CLASS of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


HOW AND WHEN SHARES ARE PRICED


The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.


The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The fund's name,

o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)  You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)  We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT      DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION          Corporate Resolution
--------------------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement that identify
                     the general partners, or
                     2. A certification for a partnership agreement
--------------------------------------------------------------------------------
TRUST                1. The pages from the trust document that identify the
                     trustees, or
                     2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.


AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of the fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code number is 103 for Class I and 234 for Class II.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                   HOURS OF OPERATION
                                                   (PACIFIC TIME)
DEPARTMENT NAME                TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
Shareholder Services           1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services                1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                               (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                                   (Saturday)
Retirement Plan Services       1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.


DEPOSITARY RECEIPTS - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



PROSPECTUS & APPLICATION
FRANKLIN EQUITY FUND - ADVISOR CLASS


NOVEMBER 1, 1998


INVESTMENT STRATEGY GROWTH


Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

This prospectus describes the fund's Advisor Class shares. The fund currently offers other share classes with different sales charge and expense structures, which affect performance.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated November 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the fund's other share classes, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN EQUITY FUND - ADVISOR CLASS
November 1, 1998


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary..........................................
Financial Highlights.....................................
How Does the Fund Invest Its Assets?.....................
What Are the Risks of Investing in the Fund?.............
Who Manages the Fund?....................................
How Taxation Affects the Fund and Its Shareholders.......
How Is the Fund Organized?...............................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive From the Fund?........
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of Advisor Class for the fiscal year ended June 30, 1998. The fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Charge Imposed on Purchases                            None
    Exchange Fee (per transaction)                                      $5.00*

B. ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management Fees                                                      0.50%
    Rule 12b-1 Fees                                                      None
    Other Expenses                                                       0.19%
    Total Fund Operating Expenses                                        0.69%


C. EXAMPLE


    Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.

    1 YEAR          3 YEARS         5 YEARS        10 YEARS
    $7              $22             $38            $86


    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE shown. The fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

FINANCIAL HIGHLIGHTS


This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering the periods shown below appears in the fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                           ADVISOR CLASS
                                         YEAR ENDED JUNE 30,
                                         1998       1997+

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year                       $10.17       $8.62
                                        --------------------
Income from investment operations:
  Net investment income                    .07         .03
  Net realized and unrealized
  gains                                   2.08        1.56
                                        --------------------
Total from investment
operations                                2.15        1.59
                                        --------------------
Less distributions from:
  Net investment
  income                                  (.07)       (.04)
  Net realized gains                     (1.25)          -
                                        --------------------
Total distributions                      (1.32)       (.04)
                                        --------------------
Net asset value,
end of year                             $11.00        $10.17
                                        ====================
Total return*                            22.61%       18.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
year (000's)                           $16,911      $6,890
Ratios to average net assets:
  Expenses                                 .69%         .72%**
  Net investment income
  (loss)                                   .71%         .79%**
Portfolio turnover rate                  38.00%       53.67%

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized.
**Annualized
+For the period January 2, 1997 (effective date) to June 30, 1997.

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The principal investment goal of the fund is capital appreciation. The fund's secondary goal is to provide current income return through the receipt of dividends or interest from its investments. These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

The fund's investment strategy is generally to invest in companies that Advisers believes have strong future growth prospects and whose securities are undervalued relative to their industry. The fund uses traditional fundamental analysis and continuous active management along with disciplined, quantitative models to identify what Advisers believes are potentially rewarding investments that may provide enhanced value to shareholders over the long term.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to achieve its investment goal by investing at least 65% of its assets in equity securities which may be traded on a securities exchange or in the over-the-counter market. The fund may invest up to 35% of its assets in other securities that are consistent with the fund's goal.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, and convertible securities. The fund's primary investments are in common stock.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; and commercial paper.

The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities which are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see the SAI for more details on the risks associated with lower-rated securities.

SMALLER COMPANIES. The fund may invest in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. In general, the fund will invest in smaller companies with a market capitalization of less than $1 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The securities of small capitalization companies are traded on most U.S. national securities exchanges including the NYSE and the American Stock Exchange and in the over-the-counter market. The fund currently does not intend to invest more than 25% of its total assets in securities of small capitalization companies.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund will ordinarily buy foreign securities traded in the U.S. It may buy the securities directly in foreign markets. The fund may buy American, European, and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Although the fund may invest without limit in foreign securities, it presently intends to limit its investments to no more than 15% of its total assets in securities of companies of developed foreign nations.

CONVERTIBLE SECURITIES. A convertible security generally is a preferred stock or debt security that pays dividends or interest and may be converted into common stock. The fund does not intend to invest more than 10% of its total assets in convertible securities.

REITS. The fund may invest in real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle which typically invests directly in real estate and/or in mortgages and loans collateralized by real estate. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependant upon the investment experience of the underlying real estate related investments. The fund does not intend to invest more than 10% of its total assets in REITs.

Please see the SAI for more details on the types of securities in which the fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Advisers believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in securities of the U.S. government and its agencies, commercial paper, or various bank debt instruments such as bankers' acceptances and CDs.

REPURCHASE AGREEMENTS. The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

OPTIONS AND FINANCIAL FUTURES. The fund may sell covered put and call options and buy put and call options on securities and securities indices that trade on securities exchanges and in the over-the-counter market. The fund may buy and sell financial futures with respect to securities, securities indices and currencies. The fund may invest in options and financial futures only to hedge against changes in the values of its securities or currencies or those that it intends to buy. The fund may only enter option transactions if the total premiums it paid for such options is 5% or less of its total assets. The fund may only enter into futures contracts or related options if its initial margin deposits and premiums are 5% or less of its total assets.

SECURITIES LENDING. To generate additional income, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 10% of the value of the fund's total assets measured at the time of the most recent loan. For each loan the fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.

ILLIQUID INVESTMENTS. The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities than cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There is no assurance that the fund will meet its investment goal. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

SMALLER COMPANIES RISK. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, they may have limited product lines, they may have a small share of the market for their products or services, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

CONVERTIBLE SECURITIES RISK. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions and futures contracts are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon Advisers' ability to predict pertinent market movements.

REITS RISK. The fund's investments in REITs are subject to certain risks related to the real estate industry in general. Increases in property taxes and operating expenses, changes in zoning laws and neighborhood values, casualty or construction losses, and overbuilding and increased competition could have a negative impact on the value of REITs. General and local economic conditions and real estate values can affect REITs. Rising interest rates, which may increase mortgage and financing costs, can restrain construction and buying and selling activity which could negatively affect REITs. REITs are also subject to the risk that a borrower may be unable to make interest and principal payments on a loan made by a REIT.

Loss of status as a qualified REIT or changes in the treatment of REITs under the Code could adversely affect the value of a particular REIT or the market for REITs as a whole and the fund's performance.

CREDIT AND ISSUER RISK. The fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default.

INTEREST RATE, MARKET, AND CURRENCY RISK. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. To the extent the fund invests in common stocks, a general market decline in any country where the fund is invested may cause the value of what the fund owns, and thus the fund's share price, to decline. Changes in currency valuations may also affect the price of fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

TAX CONSIDERATIONS. The fund's investments in options, futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. The fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages the fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $236 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is: Conrad B. Herrmann and Canyon A. Chan since 1993, and Serena Perin since 1996.

Conrad B. Herrmann, CFA
Senior Vice President of Advisers


Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.


Canyon A. Chan, CFA
Vice President of Advisers

Mr. Chan is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Quantitative Economics from Stanford University. He has been with the Franklin Templeton Group since 1991. He is a member of several securities industry-related associations.

Serena Perin
Vice President of Advisers

Ms. Perin holds a Bachelor of Arts degree in Business Economics from Brown University. She has been with the Franklin Templeton Group since 1991. Ms. Perin is a member of several securities industry associations.

MANAGEMENT FEES. During the fiscal year ended June 30, 1998, management fees totaling 0.50% of the average monthly net assets of the fund were paid to Advisers. Total expenses of the fund, including fees paid to Advisers, were 0.69%.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended June 30, 1998, administration fees totaling 0.14% of the average daily net assets of the fund were paid to FT Services. These fees are paid by Advisers. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 ISSUE. Like other mutual funds, the fund could be adversely affected if the computer systems used by Advisers and other service providers do not properly process date-related information on or after January 1, 2000 ("Year 2000 Issue"). The Year 2000 Issue, and in particular foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions, and others. While there can be no assurance that the fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the Year 2000 Issue, including seeking reasonable assurances from the fund's other major service providers.



HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

                                            -------------------------------------------
TAXATION OF THE FUND'S INVESTMENTS. The     HOW DOES THE FUND EARN INCOME AND GAINS?
fund invests your money in the stocks,      The fund earns dividends and interest
bonds and other securities that are         (the fund's "income") on its investments.
described in the section "How Does the      When the fund sells a security for a
Fund Invest Its Assets?"  Special tax       price that is higher than it paid, it has
rules may apply in determining the income   a gain. When the fund sells a security
and gains that the fund earns on its        for a price that is lower than it paid,
investments. These rules may, in turn,      it has a loss. If the fund has held the
affect the amount of distributions that     security for more than one year, the gain
the fund pays to you. These special tax     or loss will be a long-term capital gain
rules are discussed in the SAI.             or loss. If the fund has held the
                                            security for one year or less, the gain
TAXATION OF THE FUND. As a regulated        or loss will be a short-term capital gain
investment company, the fund generally      or loss. The fund's gains and losses are
pays no federal income tax on the income    netted together, and, if the fund has a
and gains that it distributes to you.       net gain (the fund's "gains"), that gain
                                            will generally be distributed to you.
                                            -------------------------------------------

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS
                                            -------------------------------------------
DISTRIBUTIONS. Distributions from the       WHAT IS A DISTRIBUTION?
fund, whether you receive them in cash or   As a shareholder, you will receive your
in additional shares, are generally         share of the fund's income and gains on
subject to income tax. The fund will send   its investments in stocks, bonds and
you a statement in January of the current   other securities.  The fund's income and
year that reflects the amount of ordinary   short term capital gains are paid to you
dividends, capital gain distributions and   as ordinary dividends. The fund's
non-taxable distributions you received      long-term capital gains are paid to you
from the fund in the prior year. This       as capital gain distributions. If the
statement will include distributions        fund pays you an amount in excess of its
declared in December and paid to you in     income and gains, this excess will
January of the current year, but which are  generally be treated as a non-taxable
taxable as if paid on December 31 of the    distribution. These amounts, taken
prior year.  The IRS requires you to        together, are what we call the fund's
report these amounts on your income tax     distributions to you.
return for the prior year.
                                            -------------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a section 401(k) plan or IRA, are generally tax-deferred;
this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.
Special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.

                                            -------------------------------------------

                                            WHAT IS A REDEMPTION?
                                            A redemption is a sale by you to the fund
                                            of some or all of your shares in the
                                            fund. The price per share you receive
                                            when you redeem fund shares may be more
                                            or less than the price at which you
                                            purchased those shares.  An exchange of
                                            shares in the fund for shares of another
                                            Franklin Templeton Fund is treated as a
                                            redemption of fund shares and then a
                                            purchase of shares of the other fund.
                                            When you redeem or exchange your shares,
                                            you will generally have a gain or loss,
                                            depending upon whether the amount you
                                            receive for your shares is more or less
                                            than your cost or other basis in the
                                            shares. Please call Fund Information for
                                            a free shareholder Tax Information
                                            Handbook if you need more information in
                                            calculating the gain or loss on the
                                            redemption or exchange of your shares.

                                            -------------------------------------------

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares.
Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

                                            -------------------------------------------
BACKUP WITHHOLDING. When you open an        WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that you   Backup withholding occurs when the fund
provide your taxpayer identification        is required to withhold and pay over to
number ("TIN"), certify that it is          the IRS 31% of your distributions and
correct, and certify that you are not       redemption proceeds. You can avoid backup
subject to backup withholding under IRS     withholding by providing the fund with
rules. If you fail to provide a correct     your TIN, and by completing the tax
TIN or the proper tax certifications, the   certifications on your shareholder
fund is required to withhold 31% of all     application that you were asked to sign
taxable distributions (including ordinary   when you opened your account. However, if
dividends and capital gain distributions),  the IRS instructs the fund to begin
and redemption proceeds paid to you. The    backup withholding, it is required to do
fund is also required to begin backup       so even if you provided the fund with
withholding on your account if the IRS      your TIN and these tax certifications,
instructs the fund to do so. The fund       and backup withholding will remain in
reserves the right not to open your         place until the fund is instructed by the
account, or, alternatively, to redeem your  IRS that it is no longer required.
shares at the current Net Asset Value,
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.
                                            -------------------------------------------


THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE FUND ORGANIZED?

The fund is a diversified open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on August 30, 1984, and is registered with the SEC. As of January 2, 1997, the fund began offering a new class of shares designated Franklin Equity Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Equity Fund - Class I and Franklin Equity Fund - Class II. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of August 4, 1998, Franklin Templeton Fund Allocator Growth Target Fund owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


Shares of the fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the fund.

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.     Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

          To open your account:   $5,000,000
          To add to your account: $25

      We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.    Make your investment using the table below.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   For an initial investment:

                              Return the application to the fund with your check made payable to the fund.

                          For additional investments:

                              Send a check made payable to the fund. Please
                              include your account number on the check.
--------------------------------------------------------------------------------
BY WIRE                   1.  Call Shareholder Services or, if that number is
                              busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2. For an initial investment you must also return your signed shareholder application to the fund.

                          IMPORTANT DEADLINES: If we receive your call before
                          1:00 p.m. Pacific time and the bank receives the
                          wired funds and reports the receipt of wired funds
                          to the fund by 3:00 p.m. Pacific time, we will
                          credit the purchase to your account that day. If we
                          receive your call after 1:00 p.m. or the bank
                          receives the wire after 3:00 p.m., we will credit
                          the purchase to your account the following business
                          day.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The fund may waive or lower its minimum investment requirement for certain purchases.

A lower minimum initial investment requirement applies to purchases by:

1. Qualified registered investment advisors or certified financial planners who have clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

2. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

5. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds

No minimum initial investment requirement applies to purchases by:

1.    Accounts managed by the Franklin Templeton Group

2.    The Franklin Templeton Profit Sharing 401(k) Plan

3. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under
      Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

4. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

5. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

      o   Was formed at least six months ago,

      o   Has a purpose other than buying fund shares at a discount,

      o   Has more than 10 members,

      o Can arrange for meetings between our representatives and group members,

      o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

      o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

      o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?


Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.


Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

PAYMENTS TO SECURITIES DEALERS


Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the fund or its shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions
                          2. Include any outstanding share certificates for
                          the shares you want to exchange
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services


                          -If you do not want the ability to exchange by phone
                          to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.


o  You may only exchange shares within the SAME CLASS, except as noted below.


o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Advisor Class shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions. If you would
                          like your redemption proceeds wired to a bank account, your instructions should include:


                          o The name, address and telephone number of the bank where you want the proceeds sent
                          o  Your bank account number
                          o  The Federal Reserve ABA routing number
                          o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                          2. Include any outstanding share certificates for the shares you are selling

                          3. Provide a signature guarantee if required

                          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                          Telephone requests will be accepted:

                          o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.
                          o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund
                          o Unless you are selling shares in a Trust Company retirement plan account
                          o Unless the address on your account was changed by phone within the last 15 days

                          -If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.


The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund declares dividends from its net investment income semi-annually in May and November to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.


Capital gains, if any, may be distributed annually, usually in December.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS


You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the SAME CLASS of the fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.


2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.


TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE


You buy and sell Advisor Class shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,


o   The fund's name,


o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)  You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)  We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES


We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS


You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.


JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT      DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION          Corporate Resolution
--------------------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement that identify
                     the general partners, or
                     2. A certification for a partnership agreement
--------------------------------------------------------------------------------
TRUST                1. The pages from the trust document that identify the
                     trustees, or
                     2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN


Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series , or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:


o  obtain information about your account;

o  obtain price information about any Franklin Templeton Fund; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the fund's code number to use TeleFACTS(R). The fund's code number is 634.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                   HOURS OF OPERATION
                                                   (PACIFIC TIME)
DEPARTMENT NAME                TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
Shareholder Services           1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services                1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                               (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                                   (Saturday)
Retirement Plan Services       1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637      5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Directors of the fund


CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended


DEPOSITARY RECEIPTS - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent


IRS - Internal Revenue Service

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.


WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.




FRANKLIN EQUITY FUND
STATEMENT OF ADDITIONAL INFORMATION


NOVEMBER 1, 1998


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN(R)

TABLE OF CONTENTS


How Does the Fund Invest Its Assets?.........................
What Are the Risks of Investing in the Fund?.................
Investment Restrictions......................................
Officers and Directors.......................................
Investment Management
 and Other Services..........................................
How Does the Fund Buy
 Securities for Its Portfolio?...............................
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on
 Distributions and Taxes.....................................
The Fund's Underwriter.......................................
How Does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix.....................................................
 Description of Ratings......................................


-----------------------------------------------------------------------
      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
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The  fund  is  a  diversified,   open-end  management  investment  company.  The
Prospectus, dated November 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund.
For a free copy, call 1-800/DIAL BEN.

This SAI describes the fund's Class I and Class II shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance. To receive more information about the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------


HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The principal investment goal of the fund is capital appreciation. The fund's secondary goal is to provide current income return through the receipt of dividends or interest from its investments. These goals are fundamental which means that they may not be changed without shareholder approval.

The following gives more detailed information about the fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUND BUYS

EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at no less than the repurchase price. Advisers will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. The funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board, I.E., banks or broker-dealers that have been determined by Advisers to present no serious risk of becoming involved in bankruptcy proceedings within the timeframe contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. The fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to 10% of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

FOREIGN SECURITIES. The fund may buy securities of foreign issuers directly in foreign markets so long as, in Advisers' judgment, an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the fund). Securities acquired by the fund outside the U.S. that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund buys and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. The fund will not buy securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. The fund does not presently intend to buy securities of issuers in developing nations.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the Depositary Receipts.

CONVERTIBLE SECURITIES. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the fund. The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to buy liquid securities, though there can be no assurances that this will be achieved.

OPTIONS, FUTURES, AND OPTIONS ON FINANCIAL FUTURES

CALL AND PUT OPTIONS. The fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter ("OTC") market. Additionally, the fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

A call option written by the fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows a fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows a fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the cost of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The fund will realize a loss from a closing transaction if the cost of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option (including transaction costs).

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The fund may write (sell) put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The fund may generally write covered put options in circumstances where Advisers wants to buy the underlying security for the fund's portfolio at a price lower than the current market price of the security. In such event, the fund may write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this transaction may be that the market price of the underlying security would decline below the exercise price less the premiums received.

The fund may buy put options. As the holder of a put option, the fund has the right to sell the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The fund may buy a put option on an underlying security ("a protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when Advisers finds it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The fund may also buy put options at a time when the fund does not own the underlying security. If the fund buys a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER ("OTC") OPTIONS. The fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option.

The fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund and Advisers disagree with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover" assets as subject to the fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.

When the fund writes an option on a stock index, the fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The fund may enter into contracts to buy or sell futures contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells financial futures.

The fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the fund's total assets would be represented by futures contracts or related options. In addition, the fund may not buy or sell futures contracts or buy or sell related options, if immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the fund's total assets. When the fund buys futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

To the extent the fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract. The segregated account will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the fund with respect to such futures contracts.


STOCK AND BOND INDEX FUTURES AND OPTIONS ON THESE FUTURES


The fund may buy and sell stock index futures contracts and options on stock index futures contracts.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the fund or that are not currently available but may be developed, to the extent such opportunities are both consistent with the fund's investment goals and legally permissible for the fund.

Options, futures, and options on futures are generally considered derivative securities. The fund's investments in these derivative securities will be for portfolio hedging purposes in an effort to stabilize principal fluctuations. The fund is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the fund's goals and policies.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

DERIVATIVE SECURITIES. The fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to Advisers' ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities. The fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful transaction.

Although the fund believes that use of futures contracts will benefit the fund, if Advisers' judgment about the general direction of interest rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's sale of futures contracts and buying put options on futures will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without correspondingly buying securities.

To the extent that the fund does invest in options and futures, it may be limited by the requirements of the Code for qualification as a regulated investment company and such investments may reduce the portion of the fund's dividends that are eligible for the corporate dividends-received deduction. These transactions are also subject to certain distributions to shareholders.

FOREIGN SECURITIES. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody.

The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of Advisers, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy or, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated dent securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery.


INVESTMENT RESTRICTIONS


The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

1. Purchase the securities of any one issuer (other than obligations of the U.S.) if immediately thereafter and as a result of the purchase, the fund would
(a) have invested more than 5% of the value of the total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer;

2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;


3. Borrow money, except for temporary or emergency (but not investment) purposes, and then only from banks and only in an amount up to 5% of the value of the assets;


4. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any single industry;

5. Underwrite securities of other issuers, or acquire securities which, at the time of the acquisition, could be disposed of publicly by the fund only after registration under the Securities Act of 1933;


6. Invest in securities for the purpose of exercising management or control of the issuer;

7. Maintain a margin account with a securities dealer or invest in commodities or commodity contracts;


8. Effect short sales, unless at the time the fund owns securities equivalent in kind and amount to those sold. The fund has not in the past, nor does it currently intend to employ this investment technique;

9. Invest more than 5% of the fund's total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies;

10. Invest directly in real estate (although the fund may invest in real estate investment trusts) or in the securities of other open-end investment companies, except: (a) where there is no commission other than the customary brokerage commission; except (b) that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; and (c) except to the extent the fund invests its uninvested daily cash balances in shares of Franklin Money Fund and other money market funds in the Franklin Group of Funds(R) provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees,
ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and
iii) aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (1) 5% of the fund's total net assets or (2) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund; or

11. Purchase or retain in the fund's portfolio any security if any officer, director or security holder of the issuer is at the same time an officer, director or employee of the fund or of Advisers and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

In addition to these fundamental policies, it is the present policy of the fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate the fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash pending investment into portfolio securities of the type discussed in the Prospectus), except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions.

Finally, the fund does not currently expect to invest in Franklin money market funds, although the fund is legally authorized to do so subject to the limitations set forth above.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS


The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).

                         POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS    WITH THE FUND              DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Director

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Director

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Director

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Director

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

President and Director

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Director

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Director

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

*R. Martin Wiskemann (71)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. As of June 1, 1998, nonaffiliated members of the Board are paid $325 per month plus $300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the fund and by other funds in the Franklin Templeton Group of Funds.

                                                             NUMBER OF BOARDS IN
                                         TOTAL FEES RECEIVED THE FRANKLIN
                          TOTAL FEES     FROM THE FRANKLIN   TEMPLETON GROUP OF
                          RECEIVED FROM  TEMPLETON GROUP OF  FUNDS ON WHICH EACH
NAME                      THE FUND***    FUNDS****           SERVES****
--------------------------------------------------------------------------------
Frank H. Abbott, III...... $4,880        $165,937                  27
Harris J. Ashton..........  4,699         344,642                  49
S. Joseph Fortunato ......  4,667         361,562                  51
David W. Garbellano*......    800          91,317                 N/A
Frank W.T. LaHaye.........  4,880         141,433                  27
Gordon S. Macklin**.......  2,899         337,292                  49

*Deceased, September 27, 1997.
**Appointed, November 18, 1997.
***For the fiscal year ended June 30, 1998. During the period from July 1, 1997 through May 31, 1998, fees at the rate of $200 per month plus $200 per meeting attended were in effect.
****For the  calendar  year ended  December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of August 4, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 2,873 Class I shares and 402,130 Advisor Class shares, or less than 1% and 19%, respectively, of the total outstanding Class I and Advisor Class shares of the fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E.
Johnson.


INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT  MANAGER AND  SERVICES  PROVIDED.  The fund's  investment  manager is
Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the fund. Similarly, with respect to the fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; and 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and 9/240 of 1% of the value of net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended June 30, 1998, 1997 and 1996, management fees totaling $2,894,330, $2,108,910, and $1,832,299 respectively, were paid to Advisers.

MANAGEMENT AGREEMENT. The management agreement is in effect until April 30, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended June 30, 1998 and 1997, administration fees totaling $814,177 and $456,465, respectively, were paid to FT Services. The fee is paid by Advisers. It is not a separate expense of the fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the fund's independent auditor. During the fiscal year ended June 30, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the fund included in the fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

Advisers   selects   brokers  and  dealers  to  execute  the  fund's   portfolio
transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended June 30, 1998, 1997 and 1996, the fund paid brokerage commissions totaling $386,000, $468,666 and $455,544, respectively.

As of June 30, 1998, the fund owned securities issued by Travelers Group Inc. valued in the aggregate at $7 million. Salomon-Smith Barney Inc., a subsidiary of Travelers Group Inc., is a regular broker-dealer of the fund. Except as noted, the fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS               SALES CHARGE
-------------------------------               ------------
Under $30,000                                 3.0%
$30,000 but less than $50,000                 2.5%
$50,000 but less than $100,000                2.0%
$100,000 but less than $200,000               1.5%
$200,000 but less than $400,000               1.0%
$400,000 or more                              0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. The fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Gains from securities sold by the fund that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets; at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the fund prior to January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gains tax rate is 18% for individuals in the 28% or higher federal income tax brackets; 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gains distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the fund at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund subject to certain holding period requirements. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the fund), and, (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the fund). If the fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro rata share of the foreign taxes paid by the fund. In this case, these taxes will be taken as a deduction by the fund, and the income reported to you will be the net amount after these deductions.

The procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the fund have been simplified for tax years beginning in 1998. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that 36.20% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. Dividends so designated by the fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt-financed.

The amount that the fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt-financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by the fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the fund. The acceleration of income on section 1256 positions may require the fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the fund.

When the fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

When the fund enters into "constructive sale transactions," the fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. The fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If the fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the fund (if any), the amounts distributable to you by the fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the fund acquires shares in that corporation. While the fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;
2)   the transaction is an applicable straddle;
3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or
4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED  PREFERRED  STOCK.  Occasionally,   the  fund  may  purchase  "stripped
preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. The fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.


THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended June 30, 1998, 1997 and 1996, were $1,563,121, $706,061 and $623,114, respectively. After allowances to dealers, Distributors retained $155,711, $74,074 and $66,540 in net underwriting discounts and commissions and received $9,399, $3,842 and $883 in connection with redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.


THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.


THE CLASS I PLAN. Under the Class I plan, the fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.25% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the fund to pay a full 0.25% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.


The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.


THE CLASS II PLAN. Under the Class II plan, the fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended June 30, 1998, the total amount paid by the fund pursuant to the Class I plan was $1,070,286, which was used for the following purposes:

                                                  CLASS I
------------------------------------------------------------
Advertising                                        $30,363
Printing and mailing of prospectuses              $127,843
  other than to current shareholders
Payments to underwriters                           $16,496
Payments to broker-dealers                        $895,584

For the fiscal year ended June 30, 1998, Distributors had eligible expenditures of $244,477 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class II plan, of which the fund paid Distributors $155,323 under the Class II plan.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


The average annual total return for Class I for the one-, five- and ten-year periods ended June 30, 1998, was 15.38%, 18.30% and 12.67%, respectively. The average annual total return for Class II for the one-year period ended June 30, 1998, and for the period from inception (May 1, 1995) through June 30, 1998, was 19.29% and 25.53%, respectively.


These figures were calculated according to the SEC formula:

      n
P(1+T)   = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-, five- and ten-year periods ended June 30, 1998, was 15.38%, 131.72% and 229.59%, respectively. The cumulative total return for Class II for the one-year period ended June 30, 1998, and for the period from inception (May 1, 1995) through June 30, 1998, was 19.29% and 105.37%, respectively.


VOLATILITY


Occasionally  statistics  may be used to show  the  fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

The fund offers three classes of shares: Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class I; Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class II; and Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Advisor Class.

As of August 4, 1998, the principal shareholders of the fund, beneficial or of record, were as follows:

NAME AND ADDRESS                       SHARE AMOUNT    PERCENTAGE
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ADVISOR CLASS

FTTC Trust Services FBO                  360,869.641         17%
Martin Wiskemann IRA
P.O. Box 7519
San Mateo, CA 94403-7519

FTTC TTEE for ValueSelect                247,934.802         12%
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FT Fund Allocator                        147,475.889          7%
  Conservative Target Fund
C/O Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo CA, 94404-2470

FT Fund Allocator                        468,101.879         23%
  Moderate Target Fund
C/O Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo CA, 94404-2470

FT Fund Allocator                        625,195.816         30%
  Growth Target Fund
C/O Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo CA, 94404-2470

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the fund, for the fiscal year ended June 30, 1998, including the auditor's report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended


ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Directors of the fund


CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for the fund's Class I and Class II shares dated November 1, 1998, which we may amend from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.


C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.


A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.


C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.


A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FRANKLIN EQUITY FUND - ADVISOR CLASS
STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 1, 1998

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN(R)

TABLE OF CONTENTS


How Does the Fund Invest Its Assets?.........................
What Are the Risks of Investing in the Fund?.................
Investment Restrictions......................................
Officers and Directors.......................................
Investment Management
 and Other Services..........................................
How Does the Fund Buy
 Securities for Its Portfolio?...............................
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on
 Distributions and Taxes.....................................
The Fund's Underwriter.......................................
How Does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix.....................................................
 Description of Ratings......................................


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      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
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The fund is a diversified, open-end management investment company. The Prospectus, dated November 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes the fund's Advisor Class shares. The fund currently offers other share classes with different sales charge and expense structures, which affect performance. To receive more information about the fund's other share classes, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
------------------------------------------------------------------------------
o  ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
   THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The principal investment goal of the fund is capital appreciation. The fund's secondary goal is to provide current income return through the receipt of dividends or interest from its investments. These goals are fundamental which means that they may not be changed without shareholder approval.

The following gives more detailed information about the fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUND BUYS

EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at no less than the repurchase price. Advisers will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. The funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board, I.E., banks or broker-dealers that have been determined by Advisers to present no serious risk of becoming involved in bankruptcy proceedings within the timeframe contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. The fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to 10% of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

FOREIGN SECURITIES. The fund may buy securities of foreign issuers directly in foreign markets so long as, in Advisers' judgment, an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the fund). Securities acquired by the fund outside the U.S. that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund buys and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. The fund will not buy securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. The fund does not presently intend to buy securities of issuers in developing nations.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the Depositary Receipts.

CONVERTIBLE SECURITIES. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the fund. The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to buy liquid securities, though there can be no assurances that this will be achieved.

OPTIONS, FUTURES, AND OPTIONS ON FINANCIAL FUTURES

CALL AND PUT OPTIONS. The fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter ("OTC") market. Additionally, the fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

A call option written by the fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows a fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows a fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the cost of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The fund will realize a loss from a closing transaction if the cost of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option (including transaction costs).

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The fund may write (sell) put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The fund may generally write covered put options in circumstances where Advisers wants to buy the underlying security for the fund's portfolio at a price lower than the current market price of the security. In such event, the fund may write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this transaction may be that the market price of the underlying security would decline below the exercise price less the premiums received.

The fund may buy put options. As the holder of a put option, the fund has the right to sell the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The fund may buy a put option on an underlying security ("a protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when Advisers finds it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The fund may also buy put options at a time when the fund does not own the underlying security. If the fund buys a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER ("OTC") OPTIONS. The fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option.

The fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund and Advisers disagree with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover" assets as subject to the fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.

When the fund writes an option on a stock index, the fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The fund may enter into contracts to buy or sell futures contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells financial futures.

The fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the fund's total assets would be represented by futures contracts or related options. In addition, the fund may not buy or sell futures contracts or buy or sell related options, if immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the fund's total assets. When the fund buys futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

To the extent the fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract. The segregated account will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the fund with respect to such futures contracts.


STOCK AND BOND INDEX FUTURES AND OPTIONS ON THESE FUTURES


The fund may buy and sell stock index futures contracts and options on stock index futures contracts.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the fund or that are not currently available but may be developed, to the extent such opportunities are both consistent with the fund's investment goals and legally permissible for the fund.

Options, futures, and options on futures are generally considered derivative securities. The fund's investments in these derivative securities will be for portfolio hedging purposes in an effort to stabilize principal fluctuations. The fund is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the fund's goals and policies.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

DERIVATIVE SECURITIES. The fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to Advisers' ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities. The fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful transaction.

Although the fund believes that use of futures contracts will benefit the fund, if Advisers' judgment about the general direction of interest rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's sale of futures contracts and buying put options on futures will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without correspondingly buying securities.

To the extent that the fund does invest in options and futures, it may be limited by the requirements of the Code for qualification as a regulated investment company and such investments may reduce the portion of the fund's dividends that are eligible for the corporate dividends-received deduction. These transactions are also subject to certain distributions to shareholders.

FOREIGN SECURITIES. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and
(vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody.

The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of Advisers, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy or, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated dent securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery.

INVESTMENT RESTRICTIONS

The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or
(ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

1. Purchase the securities of any one issuer (other than obligations of the U.S.) if immediately thereafter and as a result of the purchase, the fund would (a) have invested more than 5% of the value of the total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer;

2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;


3. Borrow money, except for temporary or emergency (but not investment) purposes, and then only from banks and only in an amount up to 5% of the value of the assets;


4. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any single industry;

5. Underwrite securities of other issuers, or acquire securities which, at the time of the acquisition, could be disposed of publicly by the fund only after registration under the Securities Act of 1933;


6. Invest in securities for the purpose of exercising management or control of the issuer;

7. Maintain a margin account with a securities dealer or invest in commodities or commodity contracts;


8. Effect short sales, unless at the time the fund owns securities equivalent in kind and amount to those sold. The fund has not in the past, nor does it currently intend to employ this investment technique;

9. Invest more than 5% of the fund's total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies;

10. Invest directly in real estate (although the fund may invest in real estate investment trusts) or in the securities of other open-end investment companies, except: (a) where there is no commission other than the customary brokerage commission; except (b) that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; and (c) except to the extent the fund invests its uninvested daily cash balances in shares of Franklin Money Fund and other money market funds in the Franklin Group of Funds(R) provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (1) 5% of the fund's total net assets or (2) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund; or

11. Purchase or retain in the fund's portfolio any security if any officer, director or security holder of the issuer is at the same time an officer, director or employee of the fund or of Advisers and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

In addition to these fundamental policies, it is the present policy of the fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate the fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash pending investment into portfolio securities of the type discussed in the Prospectus), except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions.

Finally, the fund does not currently expect to invest in Franklin money market funds, although the fund is legally authorized to do so subject to the limitations set forth above.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS


The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE FUND              DURING THE PAST FIVE
                                                      YEARS

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Director

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Director

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Director

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Director

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

President and Director

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Director

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Director

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

*R. Martin Wiskemann (71)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. As of June 1, 1998, nonaffiliated members of the Board are paid $325 per month plus $300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the fund and by other funds in the Franklin Templeton Group of Funds.

                                                             NUMBER OF BOARDS IN
                                                             THE  FRANKLIN
                                        TOTAL FEES RECEIVED  TEMPLETON GROUP OF
                                        FROM THE FRANKLIN    FUNDS ON WHICH EACH
                     TOTAL FEES         TEMPLETON GROUP OF   SERVES****
                     RECEIVED FROM THE  FUNDS****
NAME                 FUND***

Frank H. Abbott, III.........$4,880           $165,937                  27
Harris J. Ashton..............4,699            344,642                  49
S. Joseph Fortunato ..........4,667            361,562                  51
David W. Garbellano*............800             91,317                 N/A
Frank W.T. LaHaye.............4,880            141,433                  27
Gordon S. Macklin**...........2,899            337,292                  49

*Deceased, September 27, 1997.
**Appointed, November 18, 1997.
*** For the fiscal year ended June 30, 1998. During the period from July 1, 1997 through May 31, 1998, fees at the rate of $200 per month plus $200 per meeting attended were in effect.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of August 4, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 2,873 Class I shares and 402,130 Advisor Class shares, or less than 1% and 19%, respectively, of the total outstanding Class I and Advisor Class shares of the fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the fund. Similarly, with respect to the fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; and 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and 9/240 of 1% of the value of net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class of the fund's shares pays its proportionate share of the management fee.

For the fiscal years ended June 30, 1998, 1997 and 1996, management fees totaling $2,894,330, $2,108,910, and $1,832,299 respectively, were paid to Advisers.

MANAGEMENT AGREEMENT. The management agreement is in effect until April 30, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended June 30, 1998 and 1997, administration fees totaling $814,177 and $456,465, respectively, were paid to FT Services. The fee is paid by Advisers. It is not a separate expense of the fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the fund's independent auditor. During the fiscal year ended June 30, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the fund included in the fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

Advisers selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended June 30, 1998, 1997 and 1996, the fund paid brokerage commissions totaling $386,000, $468,666 and $455,544, respectively.

As of June 30, 1998, the fund owned securities issued by Travelers Group Inc. valued in the aggregate at $7 million. Salomon-Smith Barney Inc., a subsidiary of Travelers Group Inc., is a regular broker-dealer of the fund. Except as noted, the fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. The fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Gains from securities sold by the fund that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets; at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the fund prior to January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gains tax rate is 18% for individuals in the 28% or higher federal income tax brackets; 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gains distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the fund at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund subject to certain holding period requirements. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the fund), and, (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the fund). If the fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro rata share of the foreign taxes paid by the fund. In this case, these taxes will be taken as a deduction by the fund, and the income reported to you will be the net amount after these deductions.

The procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the fund have been simplified for tax years beginning in 1998. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;
o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and
o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that 36.20% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. Dividends so designated by the fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt-financed.

The amount that the fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt-financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by the fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the fund. The acceleration of income on section 1256 positions may require the fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the fund.

When the fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

When the fund enters into "constructive sale transactions," the fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. The fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If the fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the fund (if any), the amounts distributable to you by the fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the fund acquires shares in that corporation. While the fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;
2)    the transaction is an applicable straddle;
3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or
4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, the fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. The fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.


THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

For periods before January 2, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I shares of the fund. For periods after January 2, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


The average annual total return for Advisor Class for the one-, five- and ten-year periods ended June 30, 1998, was 22.61%, 19.79% and 13.38%, respectively.


These figures were calculated according to the SEC formula:

      n
P(1+T)  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
            payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Advisor Class for the one-, five- and ten-year periods ended June 30, 1998, was 22.61%, 146.61% and 251.03%, respectively.


VOLATILITY


Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


Sales literature referring to the use of the fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

The fund offers three classes of shares: Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class I; Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Class II; and Franklin Equity Fund, Franklin Equity Fund Series, Franklin Equity Fund - Advisor Class.

As of August 4, 1998, the principal shareholders of the fund, beneficial or of record, were as follows:

NAME AND ADDRESS                       SHARE AMOUNT    PERCENTAGE
ADVISOR CLASS

FTTC Trust Services FBO                  360,869.641         17%
Martin Wiskemann IRA
P.O. Box 7519
San Mateo, CA 94403-7519

FTTC TTEE for ValueSelect                247,934.802         12%
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FT Fund Allocator                        147,475.889          7%
  Conservative Target Fund
C/O Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo CA, 94404-2470

FT Fund Allocator                        468,101.879         23%
  Moderate Target Fund
C/O Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo CA, 94404-2470

FT Fund Allocator                        625,195.816         30%
  Growth Target Fund
C/O Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo CA, 94404-2470

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the fund, for the fiscal year ended June 30, 1998, including the auditor's report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended


ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Directors of the fund


CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent


IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


PROSPECTUS - The prospectus for Advisor Class shares of the fund dated November 1, 1998, which we may amend from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium- grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.


C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.


C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.


A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                             FRANKLIN EQUITY FUND
                              File Nos. 2-10103
                                   811-334

                                  FORM N-1A
                                    PART C
                              OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

      a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated June 30, 1998 as filed with the SEC on Form Type N-30D on August 20, 1998:

            (i)   Financial Highlights

            (ii)  Independent Auditor's Report

            (iii) Statement of Investments in Securities and Net Assets - June
                  30, 1998

            (iv)  Statement of Assets and Liabilities - June 30, 1998

            (v)   Statement of Operations - for the year ended June 30, 1998

            (vi) Statements of Changes in Net Assets - for the years ended June 30, 1998 and 1997

            (vii)Notes to Financial Statements

      b)    Exhibits:

The following exhibits are incorporated herein by reference, except, 8(ii), 9(ii), 10(i), 11(i), 17(i), 17(ii), 27(i), 27(ii) and 27(iii) which are attached.

      (1)   copies of the charter as now in effect;

            (i)   Articles of Incorporation dated August 28, 1984
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

            (ii)  Certificate of Amendment of Articles of
                  Incorporation dated March 17, 1995
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

            (iii) Certificate of Amendment of Articles of
                  Incorporation dated April 11, 1995
                  Filing: Post-Effective Amendment No. 84 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: October 30, 1996

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

            (ii)  Amendment to By-Laws dated September 29, 1987
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

            (iii) Amendment to By-Laws dated November 17, 1987
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

            (iv)  Amendment to By-Laws dated February 28, 1994
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) copies of all instruments defining the rights of the holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i)   Management Agreement between Registrant and
                  Franklin Advisers, Inc. dated November 1, 1986
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated April 23, 1995
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

            (ii)  Forms of Dealer Agreement between
                  Franklin/Templeton Distributors, Inc. and securities dealers
                  Registrant:  Franklin Tax-Free Trust
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  March 14, 1996

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8) copies of all custodian agreements and depository contracts

            (i)   Master Custody Agreement between Registrant and
                  Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 84 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: October 30, 1996

            (ii) Amendment to Master Custody Agreement dated February 27, 1998 on behalf of all funds listed on Exhibit A

            (iii) Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New
                  York
                  Filing Post-Effective Amendment No. 86 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: October 30, 1997

            (iv)  Terminal Link Agreement between Registrant and
                  Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 84 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: October 30, 1996

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            (i) Agreement of Merger between Franklin Equity Fund and Research Equity Fund, Inc. dated October 24, 1984
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

            (ii) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services Inc.

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            (i)   Opinion and Consent of Counsel

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

            (i)   Consent of Independent Auditor

      (12)  all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)   Letter of Understanding dated April 12, 1995
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            Not Applicable

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors,
                  Inc. effective May 1, 1994
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

            (ii)  Class II Distribution Plan pursuant to
                  Rule 12b-1, dated March 30, 1995
                  Filing: Post-Effective Amendment No. 82 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: April 21, 1995

      (16) schedule for computation of each performance quotation provided in the registration statement in response to
            Item 22 (which need not be audited).

            Not Applicable

      (17)  Power of Attorney

            (i)   Power of Attorney dated March 19, 1998

            (ii)  Certificate of Secretary dated March 19, 1998

      (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

            (i)   Multiple Class Plan dated June 18, 1996
                  Filing: Post-Effective Amendment No. 85 to
                  Registration Statement on Form N-1A
                  File No. 2-10103
                  Filing Date: December 1, 1996

      (27) Financial Data Schedule

            (i)   Financial Data Schedule - Franklin Equity Fund - Class I

            (ii)  Financial Data Schedule - Franklin Equity Fund - Class II

            (iii) Financial Data Schedule - Franklin Equity Fund - Advisor Class


ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

            Not Applicable

ITEM 27  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws, Management, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference.

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided by such By-Laws.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investors Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 31  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS

a) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's Annual Report to Shareholders and to furnish each person to whom a prospectus is delivered a copy of the Annual Report upon request and without charge.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 24th day of August, 1998

                                          FRANKLIN EQUITY FUND
                                          (Registrant)

                                          By:  CHARLES E. JOHNSON*
                                               Charles E. Johnson,
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

CHARLES E. JOHNSON*                Principal Executive Officer
Charles E. Johnson                 and Director
                                   Dated:  August 24, 1998

MARTIN L. FLANAGAN*                Principal Financial Officer
Martin L. Flanagan                 Dated:  August 24, 1998

DIOMEDES LOO-TAM*                  Principal Accounting Officer
Diomedes Loo-Tam                   Dated:  August 24, 1998

FRANK H. ABBOTT III*               Director
Frank H. Abbott III                Dated:  August 24, 1998

HARRIS J. ASHTON*                  Director
Harris J. Ashton                   Dated:  August 24, 1998

S. JOSEPH FORTUNATO*               Director
S. Joseph Fortunato                Dated:  August 24, 1998

CHARLES B. JOHNSON*                Director
Charles B. Johnson                 Dated:  August 24, 1998

RUPERT H. JOHNSON, JR.*            Director
Rupert H. Johnson, Jr.             Dated:  August 24, 1998

FRANK W.T. LAHAYE*                 Director
Frank W.T. LaHaye                  Dated:  August 24, 1998

GORDON S. MACKLIN*                 Director
Gordon S. Macklin                  Dated : August 24, 1998

R. MARTIN WISKEMANN*               Director
R. Martin Wiskemann                Dated:  August 24, 1998

*By Larry L. Greene
  Attorney-in-Fact
  (Pursuant to Power of Attorney filed herein)


                             FRANKLIN EQUITY FUND
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX


EXHIBIT NO.             DESCRIPTION                              LOCATION

EX-99.B 1(i)            Articles of Incorporation dated          *
                        August 28, 1984

EX-99.B1(ii)            Amendment to Articles of                 *
                        Incorporation dated March 17, 1995

EX-99.B1(iii)           Certificate of Amendment of Articles     *
                        of Incorporation dated April 11, 1995

EX-99.B2(i)             By-Laws                                  *

EX-99.B2(ii)            Amendment to By-Laws dated September     *
                        29, 1987

EX-99.B2(iii)           Amendment to By-Laws dated November      *
                        17, 1987

EX-99.B2(iv)            Amendment to By-Laws dated January       *
                        18, 1994

EX-99.B5(i)             Management Agreement between             *
                        Registrant and Franklin Advisers,
                        Inc.  dated November 1, 1986

EX-99.B6(i)             Amended and Restated dated April 23,     *
                        1995 Distribution Agreement between
                        Registrant and Franklin/Templeton
                        Distributors, Inc.

EX-99.B6(ii)            Form of Dealer Agreement between         *
                        Franklin/Templeton Distributors, Inc.
                        and securities dealers

EX-99.B8(i)             Master Custody Agreement between         *
                        Registrant and Bank of New York dated
                        February 16, 1996

EX-99.B8(ii)            Amendment to Master Custody Agreement    Attached
                        dated February 27, 1998 on behalf of
                        all funds listed on Exhibit A

EX-99.B8(iii)           Amendment dated May 7, 1997 to the       *
                        Master Custody Agreement dated
                        February 16, 1996 between Registrant
                        and Bank of New York

EX-99.B8(iv)            Terminal Link Agreement between          *
                        Registrant and Bank of New York dated
                        February 16, 1996

EX-99.B9(i)             Agreement of Merger dated October 24,    *
                        1984

EX-99.B9(ii)            Subcontract for Fund Administrative      Attached
                        Services dated October 1, 1996 and
                        Amendment thereto dated April 30,
                        1998 between Franklin Advisers, Inc.
                        and Franklin Templeton Services Inc.

EX-99.B10(i)            Opinion and Consent of Counsel           Attached

EX-99.B11(i)            Consent of Independent Auditor           Attached

EX-99.B15(i)            Distribution Plan between Franklin       *
                        Equity Fund and Franklin/Templeton
                        Distributors, Inc. dated May 1, 1994

EX-99.B15(ii)           Class II Distribution Plan between       *
                        Franklin Equity Fund and
                        Franklin/Templeton Distributors, Inc.
                        dated March 30, 1995

EX-99.B17(i)            Power of Attorney dated March 19, 1998   Attached

EX-99.B17(ii)           Certificate of Secretary March 19,       Attached
                        1998

EX-99.B18(i)            Multiple Class Plan dated June 18,       *
                        1996

EX-27.B(i)              Financial Data Schedule - Franklin       Attached
                        Equity Fund - Class I

EX-27.B(ii)             Financial Data Schedule - Franklin       Attached
                        Equity Fund - Class II

EX-27.B(iii)            Financial Data Schedule Franklin         Attached
                        Equity Fund - Advisor Class

*Incorporated by Reference